UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: June 30, 2009
(Date of earliest event reported)
QUEST RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-17371 (Commission File Number)	90-0196936 (IRS Employer Identification Number)
210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma 73102
(Address of principal executive offices)
(zip code)
(405) 600-7704
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
          Quest Resource Corporation, a Nevada corporation (“QRCP”), entered into an Agreement and Plan of Merger, dated as of July 2, 2009 (the “Merger Agreement”), among New Quest Holdings Corp., a Delaware corporation (“New Quest”), QRCP, Quest Midstream Partners, L.P., a Delaware limited partnership (“QMLP”), Quest Energy Partners, L.P., a Delaware limited partnership (“QELP”), Quest Midstream GP, LLC, a Delaware limited liability company (“QMLP GP”), Quest Energy GP, LLC, a Delaware limited liability company (“QELP GP”), Quest Resource Acquisition Corp., a Delaware corporation that is a wholly owned direct subsidiary of New Quest (“QRAC”), Quest Energy Acquisition, LLC, a Delaware limited liability company that is a wholly owned direct subsidiary of New Quest (“QEAC”), Quest Midstream Holdings Corp., a Delaware corporation that is a wholly owned direct subsidiary of New Quest (“QMHC”), and Quest Midstream Acquisition, LLC, a Delaware limited liability company that is a wholly owned direct subsidiary of QMHC (“QMAC”).
          Pursuant to the Merger Agreement, the following shall occur:
•	QRAC will merge with and into QRCP (the “QRCP Merger”), with QRCP surviving the QRCP Merger as a wholly owned direct subsidiary of New Quest and each outstanding share of common stock of QRCP will entitle the holder thereof to the right to receive 0.0575 shares of New Quest common stock;

•	QEAC will merge with and into QELP (the “QELP Merger”), with QELP surviving the QELP Merger and (i) each outstanding common unit of QELP (other than any common units owned by QRCP) will entitle the holder thereof to the right to receive 0.2859 shares of New Quest common stock, (ii) all of the outstanding general partner units of QELP held by QELP GP will be converted into one general partner unit and (iii) all of the outstanding incentive distribution rights and subordinated units of QELP will be cancelled for no consideration;

•	QMAC will merge with and into QMLP (the “QMLP Merger”), with QMLP surviving the QMLP Merger and (i) each outstanding common unit of QMLP will entitle the holder thereof to the right to receive 0.4033 shares of New Quest common stock, (ii) all of the outstanding general partner units of QMLP will be converted into (x) one general partner unit of QMLP and (y) a number of shares of New Quest common stock equal to the product obtained by multiplying the aggregate number of shares of New Quest common stock issued to holders of QMLP common units in the QMLP Merger and 0.30612%, and (iii) all of the outstanding incentive distribution rights and subordinated units of QMLP will be cancelled for no consideration;

•	Following the QELP Merger, New Quest and QELP GP will convert QELP into a Delaware limited liability company (“OGLLC”), with OGLLC becoming a wholly owned direct subsidiary of New Quest;

•	Following the QMLP Merger, QMHC and QMLP GP will convert QMLP into a Delaware limited liability company (“PLLC”), with PLLC becoming a wholly owned direct subsidiary of QMHC;

•	Following the conversion of QMLP into PLLC, QMLP GP will merge with and into QRCP (the “QMLP GP Merger”), and each outstanding QMLP GP unit held by persons other than QRCP will entitle the holder thereof to the right to receive a number of shares of New Quest common stock equal to the quotient obtained by dividing the number of shares of New Quest common stock to be received by QMLP GP in the QMLP Merger by the total number of QMLP GP units outstanding and held by persons other than QRCP; and

•	Following the QMLP GP Merger, QELP GP will merge with and into QRCP (the “QELP GP Merger”), and each outstanding QELP GP unit will be cancelled for no consideration.
          At the time of the closing of the transactions contemplated by the Merger Agreement, New Quest will change its name to a name which has not yet been decided. Any fractional share of New Quest common stock to be issued in the QRCP Merger, the QELP Merger or the QMLP Merger will be rounded up to the nearest whole share of New Quest common stock.
          At the closing of the transactions contemplated by the Merger Agreement, the New Quest board of directors will consist of nine members, two of whom will be designated by the current board of directors of QRCP and who are expected to be William H. Damon III and Jon H. Rateau, three of whom will be designated by the conflicts committee of the board of directors of QELP GP and who are expected to be Gary M. Pittman, Mark A. Stansberry and J. Philip McCormick, three of whom will be designated by the board of directors of QMLP GP and who are expected to be Daniel Spears, Duke R. Ligon and Edward Russell and one of whom shall be the principal executive officer of New Quest and who is expected to be David C. Lawler. It is currently expected that Gary M. Pittman will be chairman of the New Quest board of directors.
          The Merger Agreement contains customary representations and warranties and covenants by each of the parties. Completion of each of the transactions contemplated by the Merger Agreement is conditioned upon, among other things:
•	Approval of the Merger Agreement by holders of at least a majority of the outstanding shares of common stock of QRCP;

•	Approval and adoption of the Merger Agreement and the QELP Merger by holders of at least a majority of the outstanding QELP common units (other than common units owned by QELP GP and its affiliates), voting as a class, and by the holders of at least a majority of the outstanding QELP subordinated units, voting as a class;

•	Approval and adoption of the Merger Agreement and the QMLP Merger by holders of at least a majority of the outstanding QMLP common units (other than common units owned by QMLP GP and its affiliates), voting as a class, and by the holders of at least a majority of the outstanding QMLP subordinated units, voting as a class;

•	Absence of certain legal impediments prohibiting the transactions contemplated by the Merger Agreement;

•	Effectiveness of a registration statement on Form S-4 relating to the shares of New Quest common stock to be issued pursuant to the Merger Agreement;

•	Authorization for listing on the NASDAQ Stock Market of the shares of New Quest common stock to be issued pursuant to the Merger Agreement;

•	All necessary consents having been obtained under QRCP’s, QELP’s and QMLP’s existing credit facilities;

•	New Quest and its subsidiaries having entered into one or more credit facilities reasonably acceptable to the board of directors of each of QRCP, QELP GP and QMLP GP;

•	Each of the parties having performed, in all material respects, all of its covenants and agreements contained in the Merger Agreement required to be performed on or before the closing of the transactions contemplated by the Merger Agreement and that the representations and warranties generally be true and correct as if made on the date of the closing of the transactions contemplated by the Merger Agreement, subject to a materiality standard set forth in the Merger Agreement;

•	None of the parties shall have suffered a material adverse effect, as contemplated by the Merger Agreement; and

•	Receipt of certain tax opinions.
          The Merger Agreement contains provisions granting QRCP, QELP and QMLP the right to terminate the Merger Agreement for certain reasons, including, among others:
•	The mutual consent of QRCP, QELP and QMLP through action of their respective boards of directors;

•	Any of the mergers contemplated by the Merger Agreement has not been consummated by March 31, 2010;

•	The failure to obtain the necessary approval of QRCP stockholders, QELP unitholders or QMLP unitholders;

•	A court or any governmental, regulatory or administrative agency of commission having issued a final or nonappealable order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement;

•	One of the parties having breached any representation or warranty or failed to perform any covenant or agreement contained in the Merger Agreement or any representation or warranty shall have become untrue and the result being that a condition to closing has not been satisfied and is not cured within 30 days of receiving notice of such breach, failure or untruth; and

•	A change in the recommendation of the QRCP board of directors to the QRCP stockholders to vote in favor of the Merger Agreement occurs, a change in the QELP GP board of directors recommendation to the QELP unitholders to vote in favor of the Merger Agreement occurs or a change in the QMLP GP board of directors recommendation to the QMLP unitholders to vote in favor of the Merger Agreement occurs.
          The foregoing summary does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Support Agreement
          In connection with the Merger Agreement, QRCP entered into a Support Agreement, dated as of July 2, 2009, among QRCP, QELP, QMLP and certain QMLP unitholders (the “Support Agreement”). Pursuant to the Support Agreement,

•	QRCP, which owns all of the subordinated units of QELP, agreed to vote its QELP subordinated units to approve and adopt the Merger Agreement and the QELP Merger and against certain other competing transactions;

•	QRCP, which owns all of the Class A subordinated units and Class B subordinated units of QMLP, agreed to vote its QMLP subordinated units to approve and adopt the Merger Agreement and the QMLP Merger at any meeting of QMLP unitholders and against certain other competing transactions;

•	The QMLP unitholders that are a party to the Support Agreement, who in the aggregate own approximately 40% of the common units of QMLP, agreed to vote their QMLP common units to approve and adopt the Merger Agreement and the QMLP Merger at any meeting of QMLP unitholders and against certain other competing transactions;

•	The QMLP unitholders that are a party to the Support Agreement that also own membership interests in QMLP GP approved, authorized and consented to the QMLP GP Merger;

•	QRCP granted a proxy to the chairman of the board of directors of QELP GP authorizing him to vote its QELP subordinated units to approve and adopt the Merger Agreement and the QELP Merger;

•	QRCP granted a proxy to the chairman of the board of directors of QMLP GP authorizing him to vote its QMLP subordinated units to approve and adopt the Merger Agreement and the QMLP Merger; and

•	The QMLP unitholders that are a party to the Support Agreement granted a proxy to the chairman of the board of directors of QELP GP authorizing him to vote their QMLP common units to adopt and approve the Merger Agreement and the QMLP Merger.
          The foregoing summary does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Amendment to QRCP’s Rights Agreement
          Immediately prior to the execution of the Merger Agreement, QRCP and Computershare Trust Company, N.A., as successor rights agent to UMB Bank, n.a. (the “Rights Agent”), entered into Amendment No. 1 to the Rights Agreement (the “Rights Amendment”), dated as of July 2, 2009, amending the Rights Agreement, dated as of May 31, 2006 (the “Rights Agreement”), in order to render the Rights (as defined in the Rights Agreement) inapplicable to the QRCP Merger and the other transactions contemplated by the Merger Agreement.
          In particular, among other things, the Rights Amendment provides the following: (i) none of Holdco, QMLP, QELP, QMLP GP, QELP GP, QRCP Merger Sub, QELP Merger Sub, QMLP Merger Sub, QMHC nor any of their respective subsidiaries, affiliates, associates, stockholders or unitholders shall be deemed to be an Acquiring Person (as defined in the Rights Agreement), and (ii) no Section 11(a)(ii) Event, Section 13 Event, Distribution Date, Stock Acquisition Date or Triggering Event (all as defined in the Rights Agreement) shall be deemed to have occurred, in each case, as a result of (a) the approval, execution, delivery or performance of the Merger Agreement or any other Transaction Document (as defined in the Merger Agreement), (b) the consummation of any of the transactions contemplated thereby, including the QRCP Merger, or (c) the announcement of any of the foregoing.

          The Rights Amendment also redefines the term “Final Expiration Date” to include the time immediately prior to the Effective Time (as defined in the Merger Agreement). As a result, the Rights Agreement shall expire in connection with the closing of the QRCP Merger if the Rights Agreement has not otherwise terminated.
          The foregoing summary of the Rights Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Rights Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Amendment to QMLP Investors’ Rights Agreement
          On July 1, 2009, QRCP entered into Amendment No. 1 to Amended and Restated Investors’ Rights Agreement (“QMLP IRA Amendment”) with QMLP, QMLP GP and investors holding a majority of the common units in QMLP to amend the Amended and Restated Investors’ Rights Agreement, dated as of November 1, 2007 (the “QMLP IRA”). Among other things, the QMLP IRA provided for Swank MLP Convergence Fund LP, Swank Investment Partners, LP, The Cushing MLP Opportunity Fund I, LP and The Cushing GP Strategies Fund, LP (collectively, “Swank”) and Alerian Opportunity Partners IV, L.P. to each have a separate and independent right to designate an individual to serve as a member of the board of directors of QMLP GP and for QRCP to designate the remaining members of the board of directors. The QMLP IRA Amendment eliminated the right of Alerian Opportunity Partners IV, L.P. to designate a member to QMLP GP’s board of directors. The QMLP IRA Amendment also amended the term of the QMLP IRA so that the QMLP IRA will terminate upon the earlier to occur of the completion of an initial public offering by QMLP and the consummation of the transactions contemplated by the Merger Agreement. The QMLP IRA Amendment will be disregarded and have no effect if the Merger Agreement is terminated for any reason.
          The foregoing summary of the QMLP IRA Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the QMLP IRA Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Amendment to QMLP Partnership Agreement
          On July 1, 2009, QRCP, QMLP GP and the limited partners of QMLP party thereto entered into Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of Quest Midstream Partners, L.P. (the “Partnership Agreement Amendment”) to amend the Second Amended and Restated Agreement of Limited Partnership, dated as of November 1, 2007, as amended by Amendment No. 1 effective as of January 1, 2007 (the “Partnership Agreement”). The parties amended the Partnership Agreement to clarify that no private investor that purchased common units of QMLP nor its representatives will be deemed affiliates of QMLP, QMLP GP or QRCP, including but not limited to as a result of service on the board of directors of QMLP GP by such investor or its representative, because of a contractual right to appoint a member to the board of directors of QMLP GP or because of ownership of less than a majority of the membership interests in QMLP GP. The Partnership Agreement Amendment also authorized QMLP GP to convert QMLP to a limited liability company as part of the transactions contemplated by the Merger Agreement without the approval of the limited partners of QMLP.
          The foregoing summary of the Partnership Agreement Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Partnership Agreement Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to QRCP’s Amended and Restated Credit Agreement
          On June 30, 2009, QRCP entered into a Fifth Amendment to Amended and Restated Credit Agreement (the “QRCP Fifth Amendment”) that, among other things, amended and/or waived certain of the representations and covenants contained in the Amended and Restated Credit Agreement dated as of July 11, 2008 among QRCP, Royal Bank of Canada (“RBC”) and the lenders party thereto, as amended (the “QRCP Credit Agreement”), in order to, among other things, (i) defer until August 15, 2009 QRCP’s obligation to deliver to RBC unaudited stand alone balance sheets and related statements of income and cash flows for the fiscal quarters ending September 30, 2008 and March 31, 2009; (ii) waive financial covenant (namely the interest coverage ratio and leverage ratio) events of default for the fiscal quarter ended June 30, 2009; (iii) waive any mandatory prepayment due to any collateral deficiency during the fiscal quarter ended September 30, 2009; and (iv) defer until September 30, 2009 the interest payment due on June 30, 2009, which amount will be represented by a promissory note bearing interest at the Base Rate (as defined in the QRCP Credit Agreement) with a maturity date of September 30, 2009. QRCP will pay the lenders a $25,000 amendment fee, which amount will be represented by a promissory note bearing interest at the Base Rate (as defined in the QRCP Credit Agreement) with a maturity date of July 11, 2010. The QRCP Fifth Amendment is among QRCP, as borrower, QRCP’s wholly-owned subsidiaries that have guaranteed the QRCP Credit Agreement, and RBC, as administrative agent, collateral agent and a lender.
          The foregoing summary of the QRCP Fifth Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the QRCP Fifth Amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Amendment to Quest Cherokee’s Amended and Restated Credit Agreement
          On June 30, 2009, Quest Cherokee, LLC (“Quest Cherokee”), QELP (QELP together with Quest Cherokee, “Quest Energy”) and Quest Cherokee Oilfield Service, LLC (“QCOS”) entered into a Fourth Amendment to Amended and Restated Credit Agreement (the “Quest Cherokee Fourth Amendment”) that amended a covenant contained in the Amended and Restated Credit Agreement dated as of November 15, 2007 among QRCP, Quest Cherokee, QELP, RBC, KeyBank National Association (“KeyBank”) and the lenders party thereto, as amended (the “Quest Cherokee Credit Agreement”), in order to defer until August 15, 2009 Quest Energy’s obligation to deliver to RBC unaudited consolidated balance sheets and related statements of income and cash flows for the fiscal quarters ending September 30, 2008 and March 31, 2009. Quest Energy paid the lenders a $185,000 amendment fee. The Quest Cherokee Fourth Amendment is among Quest Cherokee, as borrower, QELP and QCOS as guarantors, RBC as administrative agent and collateral agent, KeyBank as documentation agent and the required lenders party thereto.
          The foregoing summary of the Quest Cherokee Fourth Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Quest Cherokee Fourth Amendment, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.
          On July 3, 2009, Quest Cherokee received notice from RBC, as Administrative Agent under the Quest Cherokee Credit Agreement, that the borrowing base under the Quest Cherokee Credit Agreement had been reduced from $190 million to $160 million, which resulted in the outstanding borrowings under the Quest Cherokee Credit Agreement exceeding the new borrowing base by $14 million (the “Borrowing Base Deficiency”). Under the terms of the Quest Cherokee Credit Agreement, Quest Cherokee must notify RBC by August 2, 2009 whether it elects to (i) repay the Borrowing Base Deficiency within 30 days of such election, (ii) repay the Borrowing Base Deficiency in four equal monthly installments of

$3.5 million or (iii) pledge additional oil and gas properties as collateral for the Quest Cherokee Credit Agreement to eliminate the Borrowing Base Deficiency.
          In anticipation of the reduction in the borrowing base, QELP amended or exited certain of its above market natural gas price derivative contracts and, in return, received approximately $26 million. The strike prices on the derivative contracts that QELP did not exit were set to market prices at the time. At the same time, QELP entered into new natural gas price derivative contracts to increase the total amount of its future proved developed natural gas production hedged to approximately 85% through 2013. On June 30, 2009, using these proceeds, QELP made a principal payment of $15 million on the Quest Cherokee Credit Agreement. Management believes that QELP has sufficient capital resources to repay the $14 million Borrowing Base Deficiency and the $3.8 million principal payment due under the Quest Cherokee Term Loan Agreement (as defined below) on August 15, 2009. Management is currently pursuing various options to restructure or refinance the Quest Cherokee Term Loan Agreement. There can be no assurance that such efforts will be successful or that the terms of any new or restructured indebtedness will be favorable to QELP.
Amendment to Quest Cherokee’s Second Lien Senior Term Loan Agreement
          On June 30, 2009, Quest Cherokee, QELP and QCOS also entered into a Second Amendment to Second Lien Senior Term Loan Agreement (the “Quest Cherokee Second Amendment”) that amended a covenant contained in the Second Lien Senior Term Loan Agreement dated as of July 11, 2008 among Quest Cherokee, QELP, RBC, KeyBank, Société Générale and the lenders party thereto, as amended (the “Quest Cherokee Term Loan Agreement”), in order defer until August 15, 2009 Quest Energy’s obligation to deliver to RBC unaudited consolidated balance sheets and related statements of income and cash flows for the fiscal quarters ending September 30, 2008 and March 31, 2009. Quest Energy paid the lenders a $15,000 amendment fee. The Quest Cherokee Second Amendment is among Quest Cherokee, as borrower, QELP and QCOS as guarantors, RBC as administrative agent and collateral agent, KeyBank as syndication agent, Société Générale as documentation agent and the required lenders party thereto.
          The foregoing summary of the Quest Cherokee Second Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Quest Cherokee Second Amendment, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.
Cautionary Statements
          The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about any of the parties thereto. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specified dates and were made only for purposes of the Merger Agreement. Such representations and warranties are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed among the parties, including being qualified by information contained in the exhibits to the Merger Agreement and in the disclosure letters exchange among the parties in connection with the execution of the Merger Agreement that may modify and create exceptions to the representations and warranties contained in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among the parties, rather than establishing matters as facts. Accordingly, they should not be relied upon as statements of factual information. QRCP’s stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the parties to the Merger Agreement. None of the representations and warranties contained in the Merger Agreement will have any legal effect among the parties to the Merger Agreement after the closing of the transactions contemplated by the Merger Agreement.
Forward Looking Statements
          Opinions, forecasts, projections or statements other than statements of historical fact, are forward-looking statement that involve a number of risks and uncertainties. Forward-looking statements in this report, including QELP’s intentions to eliminate or repay the Borrowing Base Deficiency under the Quest Cherokee Credit Agreement, to make the principal payment due under the Quest Cherokee Term Loan Agreement on August 15, 2009 and to restructure or refinance the Quest Cherokee Term Loan Agreement, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although QRCP believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In particular, the forward-looking statements made in this report are based upon a number of financial and operating assumptions that are subject to a number of risks, including QELP’s ability to restructure its credit facilities, the ongoing worldwide crisis in the capital markets, uncertainty involved in exploring for and developing new natural gas reserves, the sale prices of natural gas and oil, labor and raw material costs, the availability of sufficient capital resources to carry out the anticipated level of new well development and construction of related pipelines, environmental issues, weather conditions, competition and general market conditions. Actual results may differ materially due to a variety of factors, some of which may not be foreseen by QRCP. These risks, and other risks are detailed in QRCP’s latest annual report on Form 10-K and other filings with the Securities and Exchange Commission (the “SEC”), which can be found at www.qrcp.net or at www.sec.gov. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. By making these forward looking statements, QRCP undertakes no obligation to update these statements for revisions or changes after the date of this report.
Important Information and Where to Find It
          In connection with the transactions contemplated by the Merger Agreement, a registration statement of New Quest, which will include a prospectus of New Quest and a joint proxy statement of QRCP and QELP and other materials, will be filed with the SEC. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. A definitive proxy statement/prospectus will be sent to QRCP stockholders seeking their approval and adoption of the Merger Agreement and the QRCP Merger and stockholders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about the parties to the Merger Agreement, without charge, at the SEC’s website at www.sec.gov. Copies of the registration statement and the definitive proxy statement/prospectus may also be obtained for free by contacting QRCP at Quest Resource Corporation, Attn: Jack Collins, 210 Park Avenue, Suite 2750, Oklahoma City, OK 73102: Telephone: (405) 600-7704.
Participants in Solicitation
          QRCP and its directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its stockholders in respect of the QRCP Merger. Information about these persons can be found in QRCP’s annual report on Form 10-K for the year ended

December 31, 2008 as filed with the SEC on June 3, 2009. Additional information about the interests of such persons in the solicitation of proxies in respect of the QRCP Merger will be included in the registration statement and the proxy statement/prospectus to be filed with the SEC in connection with the proposed transactions contemplated by the Merger Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          See the disclosures under Item 1.01 regarding the QRCP Credit Agreement, which are incorporated herein by reference.
Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
          See the disclosures under Item 1.01 regarding the Quest Cherokee Credit Agreement, which are incorporated herein by reference.
Item 3.03. Material Modifications to Rights of Security Holders.
          See the disclosures under Item 1.01 regarding the Rights Amendment, which are incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          In connection with QRCP’s entry into the Merger Agreement, Greg L. McMichael and James B. Kite, Jr. resigned from their respective positions as directors of QRCP, each effective July 2, 2009 immediately after execution of the Merger Agreement by the parties thereto. Mr. McMichael was Chairman of the Compensation Committee and a member of the Audit Committee. Mr. Kite was Chairman of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Messrs. McMichael and Kite resigned in order to reduce QRCP’s expenses during the period between now and the closing of the Mergers and not because of any disagreement with QRCP on any matter relating to QRCP’s operations, policies or practices.
          As a result of the resignations, QRCP’s Board of Directors adopted a resolution which reduced the number of directors constituting QRCP’s Board from six directors to four directors, effective immediately after the resignations. The Board also reconstituted its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to fill those positions vacated by Messrs. McMichael and Kite with other independent directors from the Board.
          The Audit, Compensation and Nominating and Corporate Governance Committees now each consist of QRCP’s three remaining independent directors, John C. Garrison, William H. Damon III and Jon H. Rateau. The Board designated Mr. Damon to serve as Chairman of each of the Nominating and Corporate Governance Committee and Compensation Committee. Mr. Garrison continues to serve as Chairman of the Audit Committee. The Board also reduced the number of directors constituting its Special Committee, which was formed in connection with the Recombination, from five directors to three directors to account for the resignations. Messrs. Garrison, Damon and Rateau remain the only directors serving on the Special Committee. Finally, the Board eliminated its Strategic Planning Committee.

Item 8.01 Other Events.
          On July 6, 2009, a press release was issued relating to the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Additionally, on July 6, 2009, a press release was issued regarding the Quest Cherokee Credit Agreement borrowing base redetermination and Borrowing Base Deficiency and QELP’s monetization of certain derivative contracts and entry into new derivative contracts. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The press releases contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements contained in the respective press releases.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of July 2, 2009, by and among New Quest Holdings Corp., Quest Resource Corporation, Quest Midstream Partners, L.P., Quest Energy Partners, L.P., Quest Midstream GP, LLC, Quest Energy GP, LLC, Quest Resource Acquisition Corp., Quest Energy Acquisition, LLC, Quest Midstream Holdings Corp. and Quest Midstream Acquisition, LLC.

4.1	Amendment No. 1 to the Rights Agreement, dated as of July 2, 2009, between Quest Resource Corporation and Computershare Trust Company, N.A., as successor rights agent to UMB Bank, N.A.
10.1
Support Agreement, dated as of July 2, 2009, by and among Quest Resource Corporation, Quest Midstream Partners, L.P., Quest Energy Partners, L.P. and each of the unitholders of Quest Midstream Partners, L.P. party thereto.

10.2
Amendment No. 1 to Amended and Restated Investors’ Rights Agreement, effective as of July 1, 2009, by and among Quest Midstream Partners, L.P., Quest Midstream GP, LLC, Quest Resource Corporation and the Investors party thereto.

10.3
Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of Quest Midstream Partners, L.P., dated July 1, 2009, by and among Quest Midstream GP, LLC, Quest Resource Corporation and the Limited Partners party thereto.

10.4	Fifth Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2009, by and among Quest Resource Corporation, Royal Bank of Canada and the Guarantors party thereto.
10.5
Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2009, by and among Quest Cherokee, LLC, Quest Energy Partners, L.P., Quest Cherokee Oilfield Service, LLC, Royal Bank of Canada, KeyBank National Association and the Required Lenders party thereto.

10.6
Second Amendment to Second Lien Senior Term Loan Agreement, dated as of June 30, 2009, by and among Quest Cherokee, LLC, Quest Energy Partners, L.P., Quest Cherokee Oilfield Service, LLC, Royal Bank of Canada, KeyBank National Association, Société Générale and the Required Lenders party thereto.

99.1	Press Release dated July 6, 2009.
99.2	Press Release dated July 6, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION
/s/ Jack Collins
By:	Jack Collins
Executive Vice President — Finance/Corporate Development

Date: July 6, 2009